SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2016

CITIZENS & NORTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

90-92 Main Street, Wellsboro, PA	16901
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (570) 724-3411

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant tor Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

Citizens & Northern Corporation announced unaudited, consolidated financial results for the three months ended March 31, 2016. On April 13, 2016, Citizens & Northern Corporation issued a press release titled “C&N Announces First Quarter 2016 Unaudited Financial Results,” a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Citizens & Northern Corporation’s “banCNotes,” a report that includes unaudited financial information, will be mailed to shareholders on or about April 20, 2016. A copy of the unaudited quarterly financial information included in banCNotes is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. Also, supplemental, unaudited financial information is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit 99.1: Press Release issued by Citizens & Northern Corporation dated April 13, 2016, titled “C&N Announces First Quarter 2016 Unaudited Financial Results.”

Exhibit 99.2: Unaudited financial information included in “banCNotes” report to be mailed to shareholders on or about April 20, 2016.

Exhibit 99.3: Supplemental, unaudited financial information.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CITIZENS & NORTHERN CORPORATION

Date: 4/13/16	By:	/s/ Mark A. Hughes
Treasurer and Chief Financial Officer

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